UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 31, 2003


                PARAMCO FINANCIAL GROUP, INC.
            --------------------------------------
   (Exact name of registrant as specified in its charter)






     Nevada                000-32495                88-0441287
  -----------           ---------------           --------------
(State or other      (Commission File No.)       (I.R.S. Employer
jurisdiction of                                 Identification No.)
incorporation or
organization)




    4610  So.  Ulster Street, Suite  150,  Denver, Colorado 80237
    -------------------------------------------------------------
              (Address of principal executive offices)




 Registrant's telephone number, including area code: (720) 528-7303


                                 N/A
                          ------------------
   (Former  name or  former address, if changed since last report)




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Item 2.        ACQUISITION OR DISPOSITION OF ASSETS.

     Purchase of Woodlands S.A. Financial Services, Inc.

     1.   The Transaction.

          Pursuant to a Purchase Agreement dated January 31, 2003, the Company, on January 31, 2003, closed a transaction, whereby it acquired all of the issued and outstanding shares of capital stock of Woodlands S.A. Financial Services, Inc., a Texas corporation ("Woodlands") from Michael S. Goodlett, Sr. and Terrence Riely. In exchange for all of the shares of common stock of Woodlands, the Company issued an aggregate of 150,000 shares of its restricted Series C Convertible Preferred Stock, comprised of 75,000 shares to Michael S. Goodlett, Sr. and 75,000 shares to Terrence Riely. As a part of the transaction, Terrence Riely has been named to the Board of Directors of the Company.

          Woodlands will continue to operate as a wholly owned subsidiary of the Company with Mr. Goodlett and Mr. Riely remaining in their positions of Director and President and Director and Secretary/Treasurer, respectively.

          Description of Business of Woodlands S.A.
          Financial Group, Inc.

          General

          Woodlands, incorporated in the State of Texas on October 24, 1995, is a specialty finance company that provides asset-backed financing to healthcare service providers. Its core business is medical receivables finance. Woodlands provides these services solely in the United States. Its portfolio of receivables is referred to as "net financed assets," and is comprised of the notes secured by medical receivables. As of January 31, 2003, its total net financed assets and equity were $4,809,772.84 and $289,087.14, respectively.

          Woodlands principally serves the financing needs of small and middle-market healthcare service providers, such as outpatient healthcare providers, medical imaging centers, physician group practices, integrated healthcare delivery networks and hospitals. Many of its customers are growing entrepreneurial companies that have capitalized on trends affecting the healthcare delivery systems in the U.S. to build their businesses. These trends include:

          * Significant growth in the level of healthcare expenditures;

          * Dramatic efforts by governmental and marker forces to reduce healthcare delivery costs and increase efficiency;




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          *    Demographic trends that are expected to continue
            increasing the demand for healthcare services; and

          * Growth, consolidation and restructuring of healthcare service providers.

          At the same time, however, these trends have increased the need of the medical service providers to expedite their cash flows, which are often slowed by the medical care expense reimbursement system utilized by both the public- and private-entity third party payers. As a result, many healthcare providers utilize accounts receivable financing to better facilitate their business operations.

          Woodlands' medical receivables financing business generally consists of providing loans to healthcare providers that are secured by their receivables. Substantially all of these lines of credit are collateralized by third party medical receivables due from Medicare, Medicaid, HMOs, PPOs, commercial insurance companies, self-insured corporations, and, to a limited extent, other healthcare service providers. At times, it may use additional types of collateral to secure these loans. Woodlands generally advances 60% to 70% of its estimate of the net collectible value of the eligible receivables from third party payers. Clients continue to bill and collect the accounts receivable and Woodlands receives payments from its clients. Woodlands typically charges monthly interest on the loans to healthcare providers with annual interest rates of 15% to 18%. It conducts due diligence on its potential medical receivables clients for all financings and follows underwriting and credit policies in providing financing to customers. Its credit risk is mitigated by its security interest in the customer's receivables and by the customer's additional collateral, where applicable.

          Business Strategy

          It is Woodlands' goal to be a growing provider of asset-backed financing services to growing segments of the healthcare industry and to be the primary source for all of the financing needs of its customers. The principal components that will enable it to attain this goal include:

          Offering financing services to existing customers in its present markets. Woodlands' management believes that a significant opportunity for new receivables financing business lies in solicitation of existing active customer accounts. Woodlands intends to maintain a strategy of differentiating itself from many of its competitors by continuing to offer lines of credit secured by medical receivables rather than factoring those receivables at a discount.




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          Acquiring specialty businesses.  As an additional
          strategy to strengthen its position in the healthcare industry, Woodlands' management will attempt to grow through acquisitions of specialty businesses that fit within Woodlands' existing operations and long-term business strategy.

          Sales and Marketing

          Woodlands expects to generate most of its financing opportunities from two sources:

          * Direct marketing to healthcare providers with whom its sales organization has relationships and

          *    Referrals from external sources.

          Its target market for the medical receivables lines of credit it originates includes not only
          "small" but also "middle market" healthcare companies and providers. By definition, this sector of the marketplace includes both start-up healthcare companies, as well as extremely mature or rated medical organizations that can obtain traditional bank financing. This sector has been one that most traditional financing sources have avoided due to the payer complexity and medical industry financing specialization required.
          "Middle market" companies and providers that comprise its target market include the following:

          * Specialty outpatient clinics, including imaging centers, surgery centers, oncology centers, and medical laboratories;

          * Hospitals, including acute care and sub-acute care facilities, and community and specialty hospitals;

          * Health service companies, including home healthcare, nursing homes, skilled nursing, physical and occupational therapy, pharmacy, infusion, and specialty treatment centers; and

          * Medical practitioners, including medical groups, individual physicians with large practices and management service organizations.

          Capital Resources and Funding

          Woodlands obtains funding for its medical receivables financing though the issuance of its notes to investors in private placement transactions. These notes typically are for one- or two-year terms and pay monthly interest at an annual rate of 9.5% to 11.0%.

          If, for any reason, it were to become unable to access the private market to fund its medical receivables financing business operations, the consequences would be materially adverse.
          Woodlands' ability to raise such funds depends upon a number of factors, including:




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          *    The general conditions in the credit markets; and

          * The overall financial performance of its contract portfolio.

          Woodlands does not have binding commitments for any private placement funding. While it expects to be able to continue to obtain funding it requires for its medical receivables financing businesses, it cannot give any assurance that it will be able to do so. If, for any reason, funding becomes unavailable in the amounts and on terms deemed reasonable by Woodlands, its medical receivables financing activities would be materially adversely affected. Woodlands believe that its present funding sources are sufficient to fund its current needs for its medical receivables financing businesses.

          Competition

          Medical receivables financing is readily available for many hospitals and for physicians seeking relatively small amounts of funding. However, for outpatient healthcare providers and providers of home health care services, the principal sources of financing generally are limited to specialty finance companies or factoring companies that purchase receivables at a discount. Woodlands believes the principal reasons for the lack of financing in these areas historically have been the uncertainty of the value of the receivables, the lack of permanent funding vehicles and the potential for fraud due to the difficulty of verifying the performance of healthcare services. More recently, interest in providing financing for this sector has increased as a result of improved understanding of the expected reimbursement levels for healthcare services and the availability of historical performance data on which to base credit decisions. Woodlands' strategy in medical receivables financing is to differentiate itself from many of its competitors by offering loans secured by medical receivables. It does not factor medical receivables because it believes that loans secured by medical receivables are often more attractive to borrowers that generate high-quality medical receivables because those borrowers find that Woodland's financing services cost less than receivables factoring.

          Nevertheless, the business of financing medical receivables is highly competitive. Woodlands competes with finance subsidiaries of national and regional commercial banks, and other financing companies, including those conducting receivables factoring. Many of its competitors have significantly greater financial and marketing resources than it does.




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          Government Regulation

          Although most states do not regulate the medical receviables financing business, certain states do require the licensing of lenders and financiers by requiring adequate disclosure of certain contract terms and limitations on certain collection practices and creditor remedies. Some states impose limitations on interest rates and other charges.

          Employees

          As of January 31, 2003, Woodlands had 3 employees, none of whom was represented by a labor union.

          Property

          Woodlands occupies 1008 square feet of office space in San Antonio, Texas. The lease for the premises was initiated on March 15, 1993 and the current extension of its lease commenced on November 1, 2002 and continues for three (3) years until October 31, 2005. Woodlands pays a monthly rent of $925.87 per month. The Company expects that it will utilize this space until the future growth of its business operations necessitates an increase in office space. There is an ample supply of office space in the greater San Antonio area and the Company does not anticipate any problem in securing additional space when necessary.

Item 5.        OTHER EVENTS.

          On December 19, 2002, the Company terminated the Letter of Intent dated September 5, 2002 by and between the Company and Boyd Bassham. This action reflected the Company's intent not to proceed with the acquisition of Wall Street Mortgage Corporation.

          On January 3, 2003, in a private placement, the Company sold 131,000 shares of its Series A Convertible Preferred Stock to Ashford Capital LLC for total consideration of $18,000. For further information concerning this transaction, reference is made to (i) the Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock of Paramco Financial Group, Inc., filed with the Nevada Secretary of State on October 1, 2002, which was filed with the Securities and Exchange Commission on October 18, 2002 as Exhibit 3.2 to Current Report on Form 8-K; and (ii) Exhibit 99.13 hereto, the Subscription Agreement, dated January 3, 2003, by and between Paramco Financial Group, Inc. and Ashford Capital LLC.

          On January 15, 2003, the Company filed its Certificate of Designations, Preferences, and Rights of Series B Convertible Preferred Stock of Paramco Financial Group, Inc., with the Nevada Secretary of State. As of the date of this Current Report, the Company has not issued any shares of such series of preferred stock, nor does it have any current agreements with any third parties in respect of the issuance of such series.




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Item 7.        FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

               1.   Financial Statement of Business Acquired

               The required financial statements are not currently available. Pursuant to paragraph
               (a) (4) of Item 7, the required statements will be filed as soon as practicable, but no later than 60 days after the date this Form 8-K is required to be filed.

               2.   Pro forma Financial Information

               The required pro forma financial information is not currently available. Pursuant to paragraph (b) (2) of Item 7, the required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date this Form 8-K is required to be filed.

          b.   Exhibits.

               4.1  Certificate of Designations,
                    Preferences, and Rights of Series B
                    Convertible Preferred Stock of Paramco
                    Financial Group, Inc. filed with the
                    Nevada Secretary of State on January 23,
                    2003.

               4.2  Certificate of Designations,
                    Preferences, and Rights of Series C
                    Convertible Preferred Stock of Paramco
                    Financial Group, Inc. filed with the
                    Nevada Secretary of State on January 23,
                    2003.

               10.6 Purchase Agreement by and among  Paramco
                    Financial   Group,  Inc.,   Michael   S.
                    Goodlett   and  Terrence   Riely   dated
                    January 31, 2003.

               99.12     Press Release by Paramco Financial
                    Group, Inc., dated February 18, 2003,
                    concerning the acquisition of Woodlands
                    S.A. Financial Services, Inc., by
                    Paramco Financial Group, Inc.

               99.13     Subscription Agreement dated January
                    3, 2003, by and between Paramco Financial
                    Group, Inc. and Ashford Capital LLC.




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                         SIGNATURES


           Pursuant  to  the requirements of the  Securities
Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:      February  18, 2003

               PARAMCO  FINANCIAL GROUP, INC.
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                              /s/ Douglas G. Gregg
                              ----------------------------
                              Douglas G. Gregg, President






















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